POTLATCH CORPORATION

                              1983 STOCK OPTION PLAN

                         (Effective September 24, 1983)


                  1.   PURPOSE.

                  This 1983 Stock Option Plan of Potlatch Corporation

         (the "Corporation") and its eligible subsidiaries is intended to provide incentive to employees of the Corporation or of its subsidiaries, to encourage employee proprietary interest in the Corporation and to encourage employees to remain in the employ of the Corporation or of its subsidiaries.

                  2.   DEFINITIONS.

                  (a)   "Board"   shall mean the Board of Directors of

         the Corporation.

                  (b)   "Code"   shall mean the Internal Revenue Code

         of 1954, as amended.

                  (c)   "Committee"   shall mean the Committee appointed

         by the Board in accordance with Section 4 of the Plan.

                  (d)   "Common Stock"   shall mean the $1 par value

         Common Stock of the Corporation.

                  (e)   "Corporation"   shall mean Potlatch Corporation,

         a Delaware corporation.

                  (f)   "Disability"   shall mean the condition of an

         Employee who is unable to engage in any substantial gainful

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         activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a con-

         tinuous period of not less than twelve (12) months.

                  (g)   "Employee"   shall mean an individual (who may

         be an officer or a director) employed by the Corporation or a Subsidiary (within the meaning of Code section 3401 and

         the regulations thereunder).

                  (h)   "Exercise Price"   shall mean the price per

         Share of Common Stock, determined by the Committee, at which an Option may be exercised.

                  (i)   "Fair Market Value"   of a Share as of a

         specified date shall mean the closing price at which such

         Shares are traded at the close of business on such date as reported on the composite tape, or if no trading of the

         Common Stock is reported for that day, on the next preceding day on which trading was reported.

                  (j)   "Incentive Stock Option"   shall mean an

         Option described in Code section 422A(b).

                  (k)   "Nonqualified Stock Option"  shall mean an

         Option not described in Code sections 422(b), 422A(b),

         423(b), or 424(b).

                  (l)   "Option"   shall mean a stock option granted

         pursuant to the Plan.

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                  (m)   "Optionee"   shall mean an Employee who has

         received an Option.

                  (n)   "Plan"   shall mean this stock option plan.

                  (o)   "Purchase Price"   shall mean the Exercise

         Price times the number of whole shares with respect to which an Option is exercised.

                  (p)   "Rules"   shall mean the regulations and rules

         adopted from time to time by the Committee.

                  (q)   "Share"   shall mean one Share of Common

         Stock, adjusted in accordance with Section 10 of the Plan

         (if applicable).

                  (r)   "Subsidiary"   shall mean any corporation in

         an unbroken chain of corporations beginning with the Corpo-

         ration if each of the corporations other than the last

         corporation in the unbroken chain owns stock possessing

         fifty percent (50%) or more of the total combined voting

         power of all classes of stock in one of the other corpora-

         tions in such chain.

                  3.   EFFECTIVE DATE.

                  This Plan was adopted by the Board effective

         September 24, 1983.

                  4.   ADMINISTRATION.

                  The Plan shall be administered by a committee (the

         "Committee") appointed by the Board, consisting of not less

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         than three disinterested members thereof.  The Board may

         from time to time remove members from, or add members to,

         the Committee.  Vacancies on the Committee, howsoever

         caused, shall be filled by the Board.  The Board shall

         appoint one of the members of the Committee as Chairman.

         The term "Disinterested Members of the Board" shall include only members of the Board who are not active Employees of

         the Corporation or of any of its Subsidiaries, who are not

         eligible to receive Options under this Plan or any other

         stock option plan of the Corporation and who have not been eligible to receive such Options for at least one year

         preceding appointment as a member of the Committee.

                  The Committee shall hold meetings at such times

         and places as it may determine.  Acts of a majority of the

         Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the

         Committee, shall be the valid acts of the Committee.  The

         Committee, with the advice and consultation of the Chairman of the Board of the Corporation, shall from time to time at its discretion make determinations with respect to Employees who shall be granted Options, the number of Shares to be

         optioned to each and the designation of such Options as

         Incentive Stock Options or Nonqualified Stock Options.

                  The interpretation and construction by the Commit-

         tee of any provisions of the Plan or of any Option granted

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         thereunder shall be final.  No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted thereunder.

                  5.   ELIGIBILITY.

                  Optionees shall be such key Employees (who may be

         officers, whether or not they are directors) of the Corpora-

         tion or of its Subsidiaries as the Committee shall select,

         but subject to the terms and conditions set forth below.

                  (a)   Ten Percent Shareholders.

                  An Employee who owns more than ten percent (10%)

         of the total combined voting power of all classes of Out-

         standing Stock of the Corporation, its parent or any of its

         Subsidiaries is not eligible to receive an Incentive Stock

         Option pursuant to this Plan.

                  For purposes of this Section 5(a), in determining

         stock ownership, an Employee shall be considered as owning the Shares owned, directly or indirectly, by or for his

         brothers and sisters, spouse, ancestors, and lineal descen-

         dants.  Shares owned, directly or indirectly, by or for a

         corporation, partnership, estate, or trust shall be consid-

         ered as being owned proportionately by or for its sharehold-

         ers, partners, or beneficiaries.  Stock with respect to

         which such Employee holds an Option shall not be counted.

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                  For purposes of this Section 5(a), "Outstanding

         Stock" shall include all Shares actually issued and out-

         standing immediately after the grant of the Option to the

         Optionee. Outstanding Stock shall not include treasury

         Shares or Shares authorized for issue under outstanding

         Options held by the Optionee or by any other person.

                  (b)   Number of Options.

                  An Optionee may hold more than one Option, but

         only on the terms and subject to the restrictions herein-

         after set forth.

                  6.   STOCK.

                  The stock subject to Options granted under the

         Plan shall be Shares of the Corporation's authorized but

         unissued or reacquired Common Stock.  The aggregate number of Shares which may be issued under Options exercised under this Plan shall not exceed six hundred thousand (600,000).

         The number of Shares subject to Options outstanding under

         the Plan at any time may not exceed the number of Shares

         remaining available for issuance under the Plan.  In the

         event that any outstanding Option under the Plan for any

         reason expires or is terminated, the Shares allocable to the unexercised portion of such Option may again be subjected to an Option under the Plan.

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                   The limitations established by this Section 6

         shall be subject to adjustment upon the occurrence of the

         events specified and in the manner provided in Section 10

         hereof.


                  7.   TERMS AND CONDITIONS OF OPTIONS.

                  Options granted pursuant to the Plan shall be

         evidenced by written agreements in such form as the Committee shall from time to time determine, which agreements shall

         comply with and be subject to the following terms and

         conditions:

                  (a)  Optionee's Agreement.

                  Each Optionee shall agree to remain in the employ

         of and to render to the Corporation or to a Subsidiary his or her services for a period of one (1) year from the date of the granting of the Option, but such agreement shall not impose upon the Corporation or its Subsidiaries any obliga-

         tion to retain the Optionee in their employ for any period.

                  (b)  Number of Shares.

                  Each Option shall state the number of Shares to

         which it pertains and shall provide for the adjustment

         thereof in accordance with the provisions of Section 10

         hereof.

                  (c)  Exercise Price.

                  Each Option shall state the Exercise Price, which

         price shall not be less than:  (i) In the case of an Incentive

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         Stock Option, the Fair Market Value of a Share on the date of grant; or (ii) In the case of a Nonqualified Stock

         Option, eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant.

                   (d)  Medium and Time of Payment.

                  The Purchase Price shall be payable in full in

         United States dollars upon the exercise of the Option;

         provided, however, that, with the consent of the Committee and in accordance with its Rules, the Purchase Price may be paid by the surrender of Shares in good form for transfer,

         owned by the person exercising the Option and having a Fair

         Market Value on the date of exercise equal to the Purchase

         Price or in any combination of cash and Shares, so long as the total of the cash so paid and the Fair Market Value of the Shares surrendered equals the Purchase Price.  No Share shall be issued until full payment therefor has been made.

                  (e)   Term and Exercise of Options;

                        Nontransferability of Options.

                  Each Option shall state the time or times when it

         becomes exercisable and the time or times any stock appre-

         ciation right granted pursuant to Section 7(k) may be

         called, which shall be determined by the Committee.  No

         Option shall be exercisable after the expiration of ten (l0)

         years from the date it is granted.  During the lifetime of

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         the Optionee, the Option shall be exercisable only by the

         Optionee and shall not be assignable or transferable.  In

         the event of the Optionee's death, no Option shall be

         transferable by the Optionee otherwise than by will or the laws of descent and distribution.

                  Subject to the foregoing and to the limitations on

         exercisability specified in Section 7(j) hereof, if a period of six (6) months from the date of grant of the Option shall have elapsed the Optionee shall have the right to exercise the Option in whole or in part:

                  (i)   Within thirty (30) days following the

              consummation of any transaction approved by the

              stockholders of the Corporation in which the Corp-

              oration will cease to be an independent publicly

              owned corporation (including, without limitation,

              a reverse merger transaction in which the Corpora-

              tion becomes the subsidiary of another corporation)

              or the sale or other disposition of all or suhstan-

              tially all of the assets of the Corporation;

                  (ii)   Within thirty (30) days following the

              date on which fewer than two-thirds (determined by

              rounding up to the next whole number) of the

              individual members of the Board either (a) were

              directors of the Corporation on a date three years

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              earlier or (b) are individuals whose election or

              nomination for election as directors was affirma-

              tively voted on by at least a majority of those

              directors described in (a) above who were still in

              office as of the date the Board approved such

              election or nomination;

                  (iii)   Within thirty (30) days after any

              "person" (as such term is used in Sections 13(d)

              and 14(d) of the 1934 Act) acquires twenty percent

              (20%) or more of the outstanding Shares pursuant

              to a tender offer subject to Section 14(d) of the

              1934 Act; and

                  (iv)   Wthin thirty (30) days prior to any dis-

              solution or liquidation of the Corporation or any

              merger or consolidation in which the Corporation

              is not the surviving corporation, but not earlier

              than the date on which any required stockholder

              approval is obtained.

         If an option is not exercised during the thirty (30) day

         periods described in (i) or (iv) above, the option shall

         terminate at the close of business on the last day of the

         thirty (30) day period.  In the case of a stock appreciation right called during either of the thirty (30) day periods

         described in (i) or (iv) above, "Fair Market Value" shall

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         be the greater of (A) the value of the consideration per

         share that the Optionee would have received in connection

         with such transaction as a stockholder of the Corporation if he or she had exercised the Option prior to the consummation of the transaction described in (i) or (iv) above, or (B) the value determined in good faith by the Committee (as composed on the day preceding the date of consummation of the trans-

         action described in (i) or (iv) above), taking into consider-

         ation all relevant facts and circumstances.

                  (f)  Termination of Employment Except Death.

                  Except as provided in (l) below, in the event that

         an Optionee shall cease to be employed by the Corporation or its Subsidiaries for any reason other than his or her death,

         such Optionee shall have the right, subject to the restric-

         tions of Subsection (e) hereof, to exercise the Option at

         any time within three (3) months after such termination of employment (twelve (12) months in the case of termination by reason of Disability), to the extent that, at the date of

         termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the option agreement with respect to which such Option was granted and had not previously been exercised; provided, however, that if the employment of an Optionee is terminated by the

         Corporation or a Subsidiary by reason of misconduct, such

         option shall cease to be exercisable on the date of the

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         Optionee's termination of employment.  As used herein

         "misconduct" means that the Optionee has engaged in unfair competition with the Corporation or a Subsidiary, induced

         any customer of the Corporation or a Subsidiary to breach

         any contract with the Corporation or a Subsidiary, made any unauthorized disclosure of any of the secrets or confidential information of the Corporation or a Subsidiary, committed an act of embezzlement, fraud or theft with respect to the

         property of the Corporation or a Subsidiary, or deliberately disregarded the rules of the Corporation or a Subsidiary in such a manner as to cause material loss, damage or injury to or otherwise endanger the property, reputation or employees of the Corporation or a Subsidiary.  The Committee shall

         determine whether an Optionee's employment is terminated by reason of misconduct.  In making such determination the

         Committee shall act fairly and shall give the Optionee an

         opportunity to be heard and present evidence on his or her behalf.

                  For this purpose, the employment relationship will

         be treated as continuing intact while the Optionee is on

         military leave, sick leave or other bona fide leave of

         absence (to be determined in the sole discretion of the

         Committee, in accordance with rules and regulations constru-

         ing Code section 422A(a)(2)).  Notwithstanding the foregoing,

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         in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond the ninetieth (90th) day

         after the Optionee ceased active employment, unless the

         Optionee's reemployment rights are guaranteed by statute or by contract.

                  (g)  Death of Optionee.

                  If the Optionee shall die while in the employ of

         the Corporation or a Subsidiary and shall not have fully

         exercised the Option, an Option may be exercised (subject to the limitations on exercisability set forth in Subsection (e)

         hereof) to the extent that, at the date of the Optionee's

         death, the Optionee's right to exercise such Option had

         accrued pursuant to the terms of the option agreement and

         had not previously been exercised, at any time within twelve

         (12) months after the Optionee's death, by the executors or administrators of the Optionee's estate or by any person or persons who shall have acquired the Option directly from the

         Optionee by bequest or inheritance.

                  (h)   Rights as a Stockholder.

                  An Optionee or a transferee of an Optionee shall

         have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in

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         cash, securities or other property) or distributions or

         other rights for which the record date is prior to the date such stock certificate is issued, except as provided in

         Section 10.

                  (i)   Modification, Extension and Renewal

                        of Options.

                  Subject to the terms and conditions and within the

         limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the exchange of outstanding Options (to the extent not

         theretofore exercised) for the granting of new Options in

         substitution therefor.  Notwithstanding the foregoing,

         however, no modification of an Option shall, without the

         consent of the Optionee, alter or impair any rights or

         obligations under any Option theretofore granted under the

         Plan.

                  (j)   Sequential Exercise.

                  An Option (the "New Option") which is designated

         by the Committee as an Incentive Stock Option shall not be exercisable with respect to all or any part of the Shares

         subject thereto while there is outstanding any other Incentive

         Stock Option, granted to the Optionee prior to the grant of the New Option, to purchase stock in the Corporation, in a parent or Subsidiary of the Corporation or in a predecessor

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         thereof.  For purposes of the preceding sentence, an Incentive

         Stock Option shall be treated as "outstanding" until such

         Option is exercised in full or expires by reason of the

         lapse of time.

                  (k)  Stock Appreciation Rights.

                  In connection with the grant of any Option pur-

         suant to the Plan, the Committee, in accordance with its

         Rules, may also grant a stock appreciation right pursuant to which the Optionee shall have the right to surrender all or part of such Option and to exercise the stock appreciation right (the "call") and thereby to obtain payment of an

         amount equal to the difference obtained by subtracting the aggregate Exercise Price of the Shares subject to the Option

         (or the portion thereof) so surrendered from the Fair Market

         Value of such Shares on the date of such surrender.  The

         call of such stock appreciation right shall be subject to

         such limitations (including, but not limited to, limitations as to time and amount) as the Committee shall deem appropri-

         ate.  The payment may be made in shares of Common Stock

         (determined with reference to its Fair Market Value on the date of call), or in cash, or partly in cash, at the dis-

         cretion of the Committee, provided that the Committee

         determines that such settlement is consistent with the

         purpose set forth in Section 1 hereof.  For all purposes

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         under the Plan (including Section 6, unless the context

         requires otherwise), the terms "exercise" or "exercisable"

         shall be deemed to include the terms "call" or "callable" as such terms may apply to a stock appreciation right granted in conjunction with an Option and in the event of the call of a stock appreciation right the underlying Option will be deemed to have been exercised for all purposes under the

         Plan.

                  Each Option granted under the Plan which does not

         include a stock appreciation right pursuant to the foregoing paragraph shall nevertheless automatically include a stock appreciation right which may be called only during the

         periods described in Section 7(e)(i) through (iv) and subject to the requirements and provisions of Section 7(e).

                  (1)   Effect of Termination of Employment on Stock

                        Appreciation Right.

                  In the event that an Optionee shall cease to be

         employed by the Corporation or its Subsidiaries for any

         reason, any stock appreciation right which may have been

         granted in conjunction with the grant of an Option shall

         expire on the date provided in the Option agreement or in

         rules and regulations adopted by the Committee.

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                  (m)   Other Provisions.

                  The option agreements authorized under the Plan

         shall contain such other provisions not inconsistent with

         the terms of the Plan, including, without limitation, re-

         strictions upon the exercise of the Option, as the Committee shall deem advisable.

                  8.   LIMITATION ON ANNUAL AWARDS.

                  (a)   General Rule.

                  The aggregate Fair Market Value (determined as of

         the date an Option is granted) of the stock for which any

         Optionee may be granted Incentive Stock Options in any

         calendar year commencing after December 31, 1980 under this

         Plan and all other plans maintained by the Corporation, its parent or its Subsidiaries shall not exceed the sum of

         (i) $100,000 plus (ii) any unused limit carryover(s) to such year.

                  (b)   Carryovers.

                  For purposes of Subsection (a) an "unused limit

         carryover" shall arise only in a calendar year commencing

         after December 31, 1980, and shall be equal to one half of the excess of (i) $100,000 over (ii) the aggregate Fair

         Market Value (determined as of the date an Option is granted)

         of the Shares for which the Optionee is granted Incentive

         Stock Options in such year under the Plan or under any other

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         plan maintained by the Corporation, its parent or any

         Subsidiary.  The unused limit carryover arising in any

         calendar year may be carried over to any of the three con-

         secutive calendar years next following such year, but only to the extent not used in an earlier calendar year.  The

         value of the Shares for which Options are granted in any

         calendar year shall be applied first against the basic

         $100,000 limit for such year and then against any unused

         limit carryovers which may be carried over to such year in the order of the calendar years in which such carryovers

         arose.

                  9.   TERM OF PLAN.

                  Options may be granted pursuant to the Plan until

         the termination of the Plan on September 23, 1993.


                  10.   RECAPITALIZATION.

                  Subject to any required action by the stockholders,

         the number of Shares covered by this Plan as provided in

         Section 6, the number of Shares covered by each outstanding

         Option, and the Exercise Price thereof shall be proportion-

         ately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only of

         Common Stock) or any other increase or decrease in the

         number of such Shares effected without receipt of consider-

         ation by the Corporation.

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                 Subject to any required action by the stockholders,

         if the Corporation shall be the surviving corporation in any merger, consolidation or other reorganization each outstand-

         ing Option shall pertain and apply to the securities to

         which a holder of the number of Shares subject to the Option would have been entitled.  A dissolution or liquidation of the Corporation or a merger, consolidation or other reorgani-

         zation in which the Corporation is not the surviving corpo-

         ration shall cause each outstanding Option to terminate,

         unless the agreement of merger, consolidation or reorganiza-

         tion shall otherwise provide.  In the event that the corpora-

         tion undergoes a reverse merger transaction, the optionee

         shall be entitled to receive the same consideration in such transaction (including, without limitation, cash) as other shareholders are entitled to receive.

                  In the event of a change in the Common Stock as

         presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value,

         the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

                  To the extent that the foregoing adjustments

         relate to stock or securities of the Corporation, such

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         adjustments shall be made by the Committee, whose determi-

         nation in that respect shall be final, binding and conclu-

         sive, provided that each Incentive Stock Option granted

         pursuant to this Plan shall not be adjusted in a manner that causes the Option to fail to continue to qualify as an

         incentive stock option within the meaning of section 422A of the Internal Revenue Code.

                  Except as hereinbefore expressly provided in this

         Section 10, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other

         increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger,

         or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Option.

                  The grant of an Option pursuant to the Plan shall

         not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

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                  11. SECURITIES LAW REQUIREMENTS.

                  No Shares shall be issued upon the exercise of any

         Option unless and until the Corporation has determined that:

         (i) it and the Optionee have taken all actions required to register the Shares under the Securities Act of 1933 or

         perfect an exemption from the registration requirements

         thereof; (ii) any applicable listing requirement of any

         stock exchange on which the Common Stock is listed has been satisfied; and (iii) any other applicable provision of state or Federal law has been satisfied.

                  12. AMENDMENT OF THE PLAN.

                  The Board may, insofar as permitted by law, from

         time to time, with respect to any Shares at the time not

         subject to Options, suspend or discontinue the Plan or

         revise or amend it in any respect whatsoever except that,

         without approval of the holders of Common Stock of the Cor-

         poration, no such revision or amendment shall:

                  (a)   Increase the number of Shares subject to

              the Plan;

                  (b)   Change the designation in Section 5 of

              the Plan of the class of Employees eligible to

              receive options;

                  (c)   Decrease the price at which Incentive

              Stock Options may be granted;

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                  (d)  Remove the administration of the Plan

              from the Committee;

                  (e)  Render any member of the Committee eligible

              to receive an Option under the Plan while serving

              thereon; or

                  (f)  Amend this Section 12 to defeat its purpose.


                  13. APPLICATION OF FUNDS.

                  The proceeds received by the Corporation from the

         sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.


                  14. NO OBLIGATION TO EXERCISE OPTION.

                  The granting of an Option shall impose no obliga-

         tion upon the Optionee to exercise such Option.


                  15. APPROVAL OF STOCKHOLDERS.

                  This Plan and any amendments described in Section 12

         hereof shall be subject to approval by affirmative vote of the holders of a majority of the outstanding Shares present and entitled to vote at the first annual meeting of stockholders of the Corporation following the adoption of the Plan or of any such amendments.


                  16. INDEMNIFICATION OF COMMITTEE.

                  In addition to such other rights of indemnification

         as they may have as Directors or as members of the Committee,

         the members of the Committee shall be indemnified by the

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         Corporation against the reasonable expenses, including

         attorneys' fees actually and necessarily incurred in connec-

         tion with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or

         failure to act under or in connection with the Plan or any

         Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is

         approved by independent legal counsel selected by the Cor-

         poration) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action,

         suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of the member's duties; provided that within sixty (60) days after institu-

         tion of any such action, suit or proceeding a Committee

         member shall in writing offer the Corporation the opportunity,

         at its own expense, to handle and defend the same.

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                          R E S O L U T I O N S

                         AMEND STOCK OPTION PLANS

                            December 14, 1984



             WHEREAS, certain provisions of this corporation's 1976 and 1983 Stock Option Plans may have the effect of causing compensation recognized in connection with the exercise of an option or stock appreciation right thereunder to be characterized as an "excess parachute payment" for purposes of section 280G of the Internal Revenue Code, as amended by the Tax Reform Act of 1984; and


             WHEREAS, it is deemed desirable to amend the 1976 and 1983 Stock Option Plans to avoid adverse tax results for this corporation and recipients of options granted under such Plan;


                    N o w,  T h e r e f o r e, be it


             RESOLVED, that the Potlatch Corporation 1976 Stock Option Plan is hereby amended, with respect to options granted after June 14, 1984 by deleting: (i) that portion of Section 7(e) which follows the first para-graph thereof; and (ii) the final paragraph of Section 7(k); and be it further

             RESOLVED, that the Potlatch Corporation 1983 Stock Option Plan is hereby amended, with respect to options granted after June 14, 1984, by deleting: (i) that portion of Section 7(e) which follows the first para-graph thereof; and (ii) the final paragraph of Section 7(k); and be it further

             RESOLVED, that the Secretary of this corporation is hereby authorized to amend the form of agreement under the 1976 and 1983 Stock Option Plans and the appropriate officers of this corporation are authorized and directed to take all such actions as they deem necessary or desirable to give effect to the foregoing resolutions.

                               RESOLUTIONS

                      AMEND 1983 STOCK OPTION PLAN

                            February 24, 1989


             RESOLVED, that effective herewith, Section 7(e) of the Potlatch Corporation 1983 Stock Option Plan (the "Plan") is amended by adding the following at the end thereof:

                  Subject to the foregoing and to the
         limitations of exercisability specified in Section 7(j) hereof, if a period of six (6) months from the date of grant of the Option shall have elapsed the Optionee shall have the right to exercise the Option (or in lieu thereof to call the related stock appreciation right) in whole or in part:

                       (i)  Within thirty (30) days following
              the consummation of any transaction approved by the stockholders of the Corporation in which the Corporation will cease to be an independent publicly owned corporation (including, without limitation, a reverse merger transaction in which the Corporation becomes the subsidiary of another corporation) or the sale or other disposition of all or substantially all of the assets of the Corporation;

                       (ii)  Within three hundred sixty-five
              (365) days following the date on which more than one-third (determined by rounding down to the next whole number) of the individual members of the Board neither (A) were directors of the Corporation on a date three years earlier nor (B) are individuals whose election or nomination for election as directors was affirmatively voted on by at least a majority of those directors described in (A) above who were still in office as of the date the Board approved such election or nomination;

                       (iii)  Within three hundred sixty-five
              (365) days following the date on which any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) that has acquired Shares pursuant to a tender offer subject to
              Section 14(d) of the 1934 Act becomes entitled to vote twenty percent (20%) or more of the aggregate voting power of the capital stock of the Corporation issued and outstanding; and

                       (iv)  Within thirty (30) days prior to
              any dissolution or liquidation of the Corporation or any merger or consolidation in which the Corporation is not the surviving corporation, but not earlier than the date on which any required stockholder approval is obtained.

         If an option is not exercised during any thirty (30) day period described in (i) or (iv) above, the option shall terminate at the close of business on the last day of the thirty (30) day period; provided, however, that if periods described in (i) and (iv) above are contiguous or overlap, unexercised options shall terminate at the close of business on the last day of the second thirty (30) day period. In the case of a stock appreciation right called during either of the thirty (30) day periods described in (i) or (iv) above, "Fair Market Value" shall be the greater of (A) the value of the consideration per share that the Optionee would have received in connection with such transaction as a stockholder of the Corporation if he or she had exercised the Option prior to the consummation of the transaction described in (i) or (iv) above, or (B) the value determined in good faith by the Committee (as composed on the day preceding the date of consummation of the transaction described in (i) or (iv) above), taking into consideration all relevant facts and circumstances.


    and be it further

             RESOLVED, that effective herewith, Section 7(k) of the Plan is amended by adding the following at the end thereof:

                  Each Option granted under the Plan which does not include a stock appreciation right pursuant to the foregoing paragraph shall nevertheless automatically include a stock appreciation right which may be called only during the periods described in Section 7(e)(i) through (iv) and subject to the requirements and provisions of Section 7(e).

    and be it further

             RESOLVED, that effective herewith, the second sentence of the second paragraph of Section 10 is amended to read in its entirety as follows:

                  Subject to the provisions of Section 7(e), a dissolution or liquidation of the Corporation or a merger, consolidation or other reorganization in which the Corporation is not the surviving corporation shall cause each outstanding Option to terminate, unless the agreement of merger, consolidation or reorganization shall otherwise provide.

    and be it further

             RESOLVED, that effective herewith, Section 16 of the Plan is redesignated as Section 17 and a new Section 16 is added to the Plan to read in its entirety as follows:

         16.          LIMITATION ON PLAN PAYMENTS

             Any provision of the Plan to the contrary notwithstanding, payments or transfers to an Optionee under the Plan shall be limited to the amount (the "Capped Amount") necessary to avoid characterization of any amount payable to the Optionee (including, but not limited to, amounts payable under the Plan) as an "excess parachute payment" as defined in Code section 280G, except in the event that the total amount that the Optionee would receive from all "parachute payments" as defined in Code section 280G, net of all applicable taxes, including the excise tax that would be imposed pursuant to Code section 4999, would exceed the Capped Amount, net of all applicable taxes.

             The determination of whether any amount would constitute an "excess parachute payment" shall be made by the firm of independent certified public accountants serving as the outside auditor of the Corporation as of the date of the event specified in Section 7(e)
         (i)-(iv). In making such determination, such firm may disregard any payments or benefits available to the Optionee under any contract, plan or program if the Optionee irrevocably elects to relinquish or not exercise such payments or benefits before the payment or enjoyment thereof. It is intended that payments shall be made under the Plan whether or not the status of a particular payment as an "excess parachute payment" has been finally determined by the Internal Revenue Service or a court of competent jurisdiction.

    and be it further

             RESOLVED, that the Secretary of this Corporation is authorized and directed to conform and restate the Plan in accordance with the foregoing amendments; and be it further

             RESOLVED, that the Secretary of this Corporation is authorized and directed to provide for amendment of the outstanding options granted pursuant to the Plan, to amend the applicable form of option agreement, and to take all other action deemed necessary or appropriate to give effect to the foregoing amendments.

                             RESOLUTIONS

             AMEND THE 1976 AND 1983 STOCK OPTION PLANS
                                 AND
                    THE 1989 STOCK INCENTIVE PLAN

                          February 22, 1990


                  RESOLVED that, effective as of the date of this action of the Board, the first sentence of Section 7(f) of the 1976 Stock Option Plan is amended to read as follows

         "Except as provided in (1) below, in the event that an Optionee shall cease to be employed by the Corporation or its Subsidiaries for any reason other than the Optionee's death, such Optionee shall have the right, subject to the restrictions of Subsection (e) hereof, to exercise the Option at any time within three (3) months after such termination of employment (thirty-six (36) months in the case of Early, Normal or Late Retirement under the Salaried Employees' Retirement Plan or Disability), to the extent that, at the date of termination of employment, the optionee's right to exercise such Option had accrued pursuant to the terms of the option agreement with respect to which such Option was granted and had not previously been exercised; provided, however, that if the employment of an Optionee is terminated by the Corporation or a Subsidiary by reason of misconduct, such option shall cease to be exercisable at the time of the Optionee's termination of employment "


         and be it further


                  RESOLVED that, effective as of the date of this action of the Board, Section 7(g) of the 1976 Stock Option Plan is amended to read as follows:


         "If the Optionee shall die while in the employ of the Corporation or a Subsidiary and shall not have fully exercised the Option, an Option may be exercised (subject to the limitations on exercisability set forth in Subsection
         (e) hereof) to the extent that, at the date of the Optionee's death, the Optionee's right to exercise such Option had accrued pursuant to the terms of the option agreement and had not previously been exercised, at any time within thirty-six (36) months after the Optionee's death, by the executors or administrators of the Optionee's estate or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance."

         and be it further


                  RESOLVED that, effective as of the date of this action of the Board, the first sentence Section 7(f) of the 1983 Stock Option Plan is amended to read as follows:

         "Except as provided in (1) below, in the event that an Optionee shall cease to be employed by the Corporation or its Subsidiaries for any reason other than his or her death, such Optionee shall have the right, subject to the restrictions of Subsection (e) hereof, to exercise the Option at any time within three (3) months after such termination of employment (thirty-six (36) months in the case of Early, Normal or Late Retirement under the Salaried Employees' Retirement Plan or Disability), to the extent that, at the date of termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the option agreement with respect to which such Option was granted and had not previously been exercised; provided, however, that if employment of an Optionee is terminated by the Corporation or a Subsidiary by reason of misconduct, such option shall cease to be exercisable at the time of the Optionee's termination of employment."


         and be it further


                  RESOLVED that, effective as of the date of this action of the Board, Section 7(g) of the 1983 Stock Option Plan is amended to read as follows:

         "If the Optionee shall die while in the employ of the Corporation or a Subsidiary and shall not have fully exercised the Option, an Option may be exercised (subject to the limitations on exercisability set forth in Subsection
         (e) hereof) to the extent that, at the date of the Optionee's death, the Optionee's right to exercise such Option had accrued pursuant to the terms of the option agreement and had not previously been exercised, at any time within thirty-six (36) months after the Optionee's death, by the executors or administrators of the Optionee's estate or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance."


         and be it further

                  RESOLVED that, effective as of the date of this action of the Board, the first sentence of Section 7(f) of the 1989 Stock Incentive Plan is amended to read as follows:

         "Except as provided in Subsection (k) below, in the event that an Optionee shall cease to be employed by the Corporation or its Subsidiaries for any reason other than his or her death, such Optionee shall have the right, subject to the restrictions of Subsection (e) hereof, to exercise the Option at any time within three (3) months after such termination of employment (thirty-six (36) months in the case of Early, Normal or Late Retirement under the Salaried Employees' Retirement Plan or Disability), to the extent that, at the date of termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the Option Agreement with respect to which such Option was granted and had not previously been exercised; provided, however, that if the employment of an Optionee is terminated by the Corporation or a Subsidiary by reason of misconduct, such Option shall cease to be exercisable at the time of the Optionee's termination of employment."


         and be it further


                  RESOLVED that, effective as of the date of this action of the Board, Section 7(g) of the 1989 Stock Incentive Plan is amended to read as follows:

         "Except as provided in Subsection (k) below, if the Optionee shall die while in the employ of the Corporation or a Subsidiary and shall not have fully exercised the Option, an Option may be exercised (subject to the limitations on exercisability set forth in Subsection (e) hereof) to the extent that, at the date of the Optionee's death, the Optionee's right to exercise such Option had accrued pursuant to the terms of the Option Agreement and had not previously been exercised, at any time within thirty-six
         (36) months after the Optionee's death, by the executors or administrators of the Optionee's estate or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance."


         and be it further


                  RESOLVED that the appropriate officers of this Corporation be and each of them hereby is authorized and directed, for and in the name and on behalf of this Corporation, to prepare and execute personally or by attorney-in-fact amendments to the registration statements on Form S-8 relating to the foregoing plans or to prepare supplements to the prospectuses thereunder to reflect the foregoing plan amendments, and to cause such amendments or supplements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended;


         and be it further


                  RESOLVED that the appropriate officers of this Corporation be and each of them hereby is authorized and directed, for and in the name and on behalf of this Corporation, to execute and deliver any and all certificates, agreements and other documents, take any and all steps and do any and all things which they may deem necessary or advisable to effectuate the purposes of each and all of the foregoing resolutions, all such action having heretofore been taken being hereby ratified, confirmed and approved.